Supplement Dated May 1, 2017

Issued by

Protective Life Insurance Company or

Protective Life and Annuity Insurance Company

Protective Variable Annuity Separate Account or

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable product prospectus (the “Prospectus”).  Please read this Supplement carefully and keep it with your Prospectus for future reference.

In the Summary, the following section has been added:

What happens when the Owner dies?

In the event of the Owner’s death, all automatic transfer programs under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office.  (See “Dollar Cost Averaging” and “Portfolio Rebalancing”).

In the section entitled “Purchase Payments” in the Prospectus, the following language has been added:

Upon receipt of Due Proof of Death of the Owner at our Administrative Office, the Company will terminate deductions under the automatic purchase payment plan.

In the section entitled “Transfers” in the Prospectus, the following language has been added:

In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office.

A surviving spouse who elects to continue the Contract as the new Owner may elect to participate in either the dollar cost averaging or portfolio rebalancing program, or both, subject to the requirements governing those programs described in this Prospectus.

Any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program.  Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging.  See, “DEATH BENEFIT — Payment of the Death Benefit.”

In the section entitled “Dollar Cost Averaging” in the Prospectus, the following language has been added:

Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office.  Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner’s current dollar cost averaging instructions.

In the section entitled “Portfolio Rebalancing” in the Prospectus, the following language has been added:

Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office.  The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner.  A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions.  See,” DEATH BENEFIT — Payment of the Death Benefit”.

In the section entitled “Partial Automatic Withdrawals” in the Prospectus, the following language has been added:

If Partial Automatic Withdrawal is available under your Contract, upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.

In the section entitled “Death Benefit” in the Prospectus, the following language has been added:

We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal.  If we receive Due Proof of Death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date.

In the section entitled “Payment of the Death Benefit” in the Prospectus, the following language has been added:

Automatic Transfers Upon the Death of the Owner.  In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office.  If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the dollar cost averaging and portfolio rebalancing programs, subject to the requirements governing those programs described in this Prospectus.

If you have any questions regarding this Supplement you may contact us by writing Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or calling toll free at 800-456-6330.